Stronger Together Positioned for Value Creation July 1, 2022 Exhibit 99.2

Welcome to Chord Energy Chord (noun) /kord/ A straight line joining two points on a curve Musical notes played in unison to produce harmony ̂ By bringing together Whiting and Oasis in a merger of equals, we joined two excellent oil and gas operators to strike a new chord and created a new harmony in the industry. Chord Energy combines complementary, high-quality assets and outstanding talent and operational practices. The companies were already strategically like-minded and culturally aligned, so as Chord Energy, we are ideally positioned to enhance return of capital and generate strong free cash flow, while being responsible stewards of communities and our environment – all in unison

Important Disclosures Forward-Looking Statements Certain statements in this presentation concerning the Oasis Petroleum Inc. (“Oasis”) and Whiting Petroleum Corporation (“Whiting”) merger, including any statements regarding Chord Energy Corporation’s (“Chord”) expected credit facility, the results, effects, benefits and synergies of the merger, future opportunities for Chord, future financial performance and condition, guidance and any other statements regarding Chord’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Chord expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Chord’s plans and expectations with respect to the merger and the anticipated impact of the merger on Chord’s results of operations, financial position, growth opportunities and competitive position.   These statements are based on certain assumptions made by Chord based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chord, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger; the diversion of management time on merger-related issues; the ultimate timing, outcome and results of integrating the operations of Chord, the effects of the business combination on Chord, including Chord’s future financial condition, results of operations, strategy and plans, the ability of Chord to realize anticipated synergies in the timeframe expected or at all, changes in crude oil and natural gas prices, developments in the global economy, the impact of pandemics such as COVID-19, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as Chord’s ability to access them, the proximity to and capacity of transportation facilities, uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Chord’s business, the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the merger, and other important factors that could cause actual results to differ materially from those projected as described in the Chord’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”).   Any forward-looking statement speaks only as of the date on which such statement is made and Chord undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Additional information concerning other risk factors is also contained in the final prospectus and definitive proxy statement filed by the Company on May 25, 2022, Oasis’ (now Chord’s) and Whiting’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. Non-GAAP Financial Measures EBITDAX and free cash flow are supplemental financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measure should not be considered in isolation or as a substitute for net income (loss), operating income (loss), net cash provided by (used in) operating activities, earnings (loss) per share or any other measures prepared under GAAP. Because these non-GAAP measures exclude some but not all items that affect net income (loss) and may vary among companies, the amounts presented may not be comparable to similar metrics of other companies. Reconciliations of these non-GAAP financial measures to their most comparable GAAP measure can be found in Oasis’ (now Chord’s) and Whiting’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Chord’s website at www.chordenergy.com. Amounts excluded from these non-GAAP measure in future periods could be significant. Cautionary Statement Regarding Oil and Gas Quantities The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using unweighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities of the exploration and development companies may justify revisions of estimates that were made previously. If significant, such revisions could impact Chord’s strategy and future prospects. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. The SEC also permits the disclosure of separate estimates of probable or possible reserves that meet SEC definitions for such reserves; however, neither Whiting nor Oasis disclosed probable or possible reserves in its SEC filings. The production forecasts and expectations of Chord for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Chord Energy is a Premier Williston Basin Company

Materially Enhanced Scale	• ~$5 B equity value • 171.1 Mboe/d 1Q22 net production (3 stream)[1] • 97.8 Mbo/d 1Q22 net production • 972k net acres
High Quality Assets Generate Significant, Sustainable Free Cash Flow	• $1.4B FCF for full year 2022E[4] • Combined inventory supports ~10 years of development at pro forma 2022E pace[5]
Shareholder Returns Focused Business Model	• <35% 2022 expected re-investment rate[4], maintaining ~flat production • 2H22 return of capital targeted at 60% of FCF • Board to determine go forward plan
Maintains Financial Strength / Flexibility	• 0.2x net debt / 1H22E annualized EBITDAX[4] at close • Strong liquidity with no borrowings under $2B borrowing base[6] • No near-term maturities
ESG Leadership	• Continued commitment to ESG, sustainability and capitalizing on combined best practices

972K	171.1	92%	68%
Net Acres	Mboepd[1]	Operated[2]	Working Interest[3]



Bakken Shale
Montana
North Dakota
Williston Basin
South Dakota

Chord Energy Property

1) Converted to 3 stream for Oasis for 1Q22 based on latest shrink and yield estimates
2) Operated based on 2021 combined PDP reserves
3) Working interest of expected PF wells completed in 2022
4) Pro forma combined company, includes 1Q22 actuals, 2Q22 - 4Q22 run at $90 WTI and $5.00 HH using March 7th midpoint guidance (ex weather impacts in 2Q22). Reinvestment rate is before dividends, net debt includes impact of $15/share special dividend and $6.25/share merger cash consideration
5) Economic locations (>30% IRR @ $60/ Bbl WTI flat) and assuming 108-110 2022E TILs; 6) At merger close , the borrowing base increased to $2B with $800MM of elected commitments

4

1) Pro forma excluding ownership of CEQP units Transaction Accretive on Key Metrics for Both Companies E&P Cash Flow Per Share and Free Cash Flow Per Share1 Return of Capital Per Share Size and Scale Net Asset value Credit Profile and Cost of Capital

Premier Management Team Aligned with Shareholders Strong strategic and cultural alignment Talented team bring operating best practices Management team with deep energy industry, M&A and operational backgrounds Significant Williston expertise from Whiting, Oasis and Kodiak Commercial, operational, and leadership experience from Anadarko and Noble Management equity compensation program focused on driving shareholder value creation Collective experience driving strong ESG outcomes Lynn A. Peterson Executive Chair of the Board Former Whiting President & CEO since September 2020 Former Chairman, CEO and President of SRC Energy and Co-founder, director, President & CEO of Kodiak Oil & Gas Corporation Danny Brown President & Chief Executive Officer Former Oasis director & CEO since April 2021 Former EVP, US Onshore at Anadarko; Former EVP, Deepwater/International at Anadarko Michael Lou Chief Financial Officer Former Oasis EVP and CFO since August 2011 Former Oasis SVP, Finance, President and Director at Oasis Midstream Partners, Former CFO at Giant Energy and XXL Energy Chip Rimer Chief Operating Officer Former Whiting EVP and COO since November 2018 Former SVP, Global Services for Noble Energy and served in multiple roles at Samedan/Noble Energy, including SVP, Global EHSR & Operations Services and Vice President of Operations Services M. Scott Regan General Counsel Former Whiting GC since November 2020 (formerly Deputy GC since November 2015) Former VP, Legal, Western and Southern Operations at Ovintiv

Premier Williston Operator with Top-Tier Assets

Chord Energy

Williston Net Acreage by Operator ('000s)



972
772
560
480
460
255
239
85
Chord
CLR
COP
XOM
HES
MRO
ERF
DVN

Williston Net Production by Operator[1]



191
171
159
124
95
69
55
CLR
Chord
HES
MRO
COP
ERF
DVN

Asset Highlights

- Combined inventory supports ~10 years of development at pro forma 2022E pace[2]
- Improved E&P margins from expected cost synergies and decline profiles



Sheridan
Divide
Burke
Renville
Williams
Roosevelt
Mountrail
Ward
Richland
McLean
McKenzie
Mercer
Montana
Dunn
Billings
Dawson
Oliver
Golden Valley
Stark
Morton
Wibaux
North Dakota

Sources: Company filings and Enverus
1) 1Q22 reported Williston production. Converted to 3-stream for operators with 2-stream reported production
2) Economic locations (>30% IRR @ $60/Bbl WTI flat) and assuming 108 - 110 2022E TILs

7

Significant FCF Generation Accretive to Return of Capital Program in 2022

Chord Energy

Accretive Return of Capital Program for 2022

1H22:

- **~$160MM** of capital returned to shareholders through base and variable dividends[1]

Merger Close:

- **~$540MM** of cash returned to shareholders
- OAS special dividend of $15.00 per share
- WLL cash consideration of $6.25 per share

Post Close:

- Aggregate base dividend increased to ~$25MM per quarter, or $0.585/ share
- Announced return of 60% of Free Cash Flow to shareholders in 2H22 through base dividend, variable dividends, and share buybacks. As previously announced, the Company has a $150MM share repurchase program in place.

2H22E FCF Generation at Various WTI Prices



$1,200
$1,000
$800
$600
$400
$200
$0
$MM
Returning 60% of FCF
$50
$65
$90
WTI Prices
CFFO2
FCF2
Base Dividend
Return of Capital

1) OAS returned approximately $70MM per quarter in 1H22 through base and variable dividends. WLL returned approximately $20MM in 1H22 through base dividends
2) Cash flow from Operations (CFFO) and Free Cash Flow (FCF) before dividends based on March 7th midpoint guidance and $90 WTI and $5.00 HH.

8

Key Tenets of ESG Philosophy Header ESG Key Tenets Minimizing impact where we operate Reducing our land impact and water use through investment in infrastructure and optimized operations. Aligning incentives Aligning executive compensation with long term value creation and shareholder interests is key to earning investor confidence. Reducing emissions Investing to reduce emission intensity supports the responsible and sustainable development of our resources. Benefiting communities Supporting programs that address needs of the communities where we operate is critical to maintaining a sustainable business. Safety always Maintaining the safety of employees, contractors, and communities is of utmost importance and fundamental to our business. Promoting diverse and inclusive culture Fostering a collaborative work environment and encouraging diversity of ideas gives us a competitive advantage in our ability to innovate and meet the challenges of tomorrow.

Impressive Record of Emissions Reduction (28%) (47%) Chord GHG Emissions Intensity (TCO2E / MBOE) Reductions Since 20181 2020 GHG Emission Intensity (TCO2E / MBOE) Top 15 Operators Based on Gross OP. Production Sources: EPA and Enverus Williston Basin only, excludes historic Permian production as well as historic production associated with assets acquired in 2021

Short-tenured, Diverse, and Highly Capable Board of Directors Lynn A. Peterson Executive Chair of the Board Former Whiting President & CEO since September 2020 Former Chairman, CEO and President of SRC Energy and Co-founder, director, President & CEO of Kodiak Oil & Gas Corporation Danny Brown President & Chief Executive Officer Former Oasis director & CEO since April 2021 Former EVP, US Onshore at Anadarko; Former EVP, Deepwater/International at Anadarko Douglas Brooks Compensation & ESG Committees / Lead Independent Director Former Oasis director Leadership experience with Marathon, Energy XXI, Yates, and Aurora Board experience with California Resources, Chaparral, Madelena, Energy XXI, Yates, and Aurora Susan Cunningham ESG Chair / Audit Committee Former Whiting director Extensive experience including management, operations and geology at Noble Energy, Statoil, Amoco, and Texaco Samantha Holroyd Audit Committee / ESG Committee Former Oasis director Energy investment banking, principal investing and oil & gas experience at Lantana Energy, TPG Sixth Street, Denham, and Shell Board experience at Amerant Bancorp and Gulfport Energy. Paul Korus Audit Committee / ESG Committee Former Whiting director Extensive oil & gas industry experience at Cimarex, Key Production Company, and Apache Kevin McCarthy Compensation / Nomination & Governance Committees Former Whiting director Significant energy finance and investment experience with deep knowledge of oil and gas commodity markets and oil and gas companies Leadership experience with Kayne Anderson, UBS, PaineWebber and Dean Witter Anne Taylor Compensation Chair / Nomination & Governance Committee Former Whiting director Extensive background in business strategy development and execution, management and leadership, talent development and corporate governance, as well as energy industry and public company knowledge, primarily at Deloitte Cynthia Walker Audit Chair / Nomination & Governance Committee Former Oasis director Range of leadership experience at Occidental and Goldman Sachs. Current Board experience with Sempra. Marguerite Woung-Chapman Nomination & Governance Chair Compensation Committee Former Oasis director Management, land, corporate law experience at Energy XXI and EP Energy Board experience with Summit Midstream and the Girls Scouts of San Jacinto

Attractive Pro Forma Positioning

2022E NET PRODUCTION (MBOE/D AND MBO/D; WALL ST. CONSENSUS ESTIMATES[1,2])



240
173
162
149
122
104
98
73
Operator A
Chord
Operator B
Operator C
Operator D
Operator E
Operator F
Operator G

2022E EBITDAX ($B; WALL ST. CONSENSUS ESTIMATES[1])



$3.1
$2.4
$2.2
$2.2
$2.2
$1.8
$1.3
$1.3
Operator A
Operator B
Chord
Operator C
Operator D
Operator E
Operator F
Operator G

Source: FactSet as of 6/30/2022.
Note: Peers include CIVI, CPE, ERF, MGY, MTDR, PDCE and SM.
1) Peers reflect FactSet consensus. OAS and WLL figures shown based on 1Q22 actuals and 2Q22-4Q22 run at $90 WTI and $5.00 HH based on March 7th midpoint of guidance and excludes 2Q22 weather impact. No synergies included in NewCo 2022E EBITDAX.
2) Shown on an illustrative 3-stream basis to be comparable with peers.(assumed 18% uplift)

12

Significant Upside Potential

ENTERPRISE VALUE / 2022E EBITDAX
WALL ST. CONSENSUS ESTIMATES[1]


TRADING AT MEDIAN OF 2.8X WOULD EQUATE TO ~22% UPLIFT IN NEWCO VALUE
3.6x
3.2x
3.0x
2.8x
2.7x
2.5x
2.3x
2.0x
Operator A
Operator B
Operator C
Operator D
Operator E
Operator F
Chord (2)
Operator G

2022E FCF YIELD[2]
WALL ST. CONSENSUS ESTIMATES


32%
27%
26%
23%
21%
20%
18%
16%
Chord (2)
Operator A
Operator B
Operator C
Operator D
Operator E
Operator F
Operator G

Source: FactSet as of 6/30/2022.
Note: Peers include CIVI, CPE, ERF, MGY, MTDR, PDCE and SM.
1) Peers reflect FactSet consensus. OAS and WLL figures shown based on 1Q22 actuals and 2Q22-4Q22 run at $90 WTI and $5.00 HH based on March 7th midpoint of guidance and excludes 2Q22 weather impact. No synergies included in NewCo 2022E EBITDAX.
2) For FCF yield, estimated market cap reduced by $15/share special dividend to OAS and $6.25/share WLL merger concession, which assumes the market will revalue the equity for cash distributed in connection with the merger close on 7/01/22

13

Chord Energy = Premier FCF Focused E&P

Chord Energy

Premier Williston Operator with Top Tier Assets

Enhances size and scale with high quality assets across ~972K net acres and low breakeven pricing

Significant and Resilient Free Cash Flow Generation

~$1.4B of FCF[1] expected in 2022 with a combined reinvestment rate below 40%

Capital Returns Program to Deliver Significant Value

Targeting return of capital at 60% of FCF in 2H22 through base and variable dividends and share buybacks

Enhances Position as Low-Cost Operator

Anticipate ~$65MM in identified administrative and operational cost synergies by 2H23 while combining operational best practices to further advance efficiencies

Experienced and Talented Teams

Combines outstanding talent and best practices from both companies

Compelling Long Term Value Proposition

Attractive pro forma valuation vs peers result in compelling investment opportunity

1) Free Cash Flow (FCF) before dividends reflects 1Q22 actual performance and March 7th midpoint guidance which excludes weather impacts in 2Q22, run at $90/bbl WTI and $5.00 HH in 2Q22-4Q22

14

Appendix

Combined 2022 Program Maximizes Returns

Chord Energy

HIGHLIGHTS

- **Investing $655-695MM in attractive projects across core of Williston Basin**
  - Reinvestment rate below 35%[1]
- **Running 3 to 4 rigs**
- **Targeting 108-110 gross operated well completions**
  - ~68% Working interest
  - >20% 3-mile laterals
  - Only 27% of annual completions in 1H22, resulting in 2H22 volume growth
- **3-stream volumes of 170-175 Mboe/d[3] (~56% oil cut)**
  - Volumes an output of program designed to maximize returns with low reinvestment rate
  - Sustainable maintenance level
- **Key focus areas:** South Nesson, Sanish, Indian Hills/City of Williston, FBIR, Foreman Butte and Cassandra
- **EBITDAX ~$2.2B[1]**
- **Free cash flow ~$1.4B[1]**

2022 GUIDANCE RANGES[2]

Oil Volumes (Mbbl/d)	94.0 - 100.0
Total Volumes (Mboe/d)[3]	170.0 - 175.0
Oil Differential per Bbl	$2.00 - $1.50
Gas Revenue ($/boe)[4]	$22.50 - $20.50
LOE per Boe	$8.25 - $9.25
GP&T per Boe	$2.70 - $3.00
Cash G&A ($MM)[5]	$87.0 - $95.0
Production taxes	7.0% - 7.3%
CapEx ($MM)	$655.0 - $695.0
Cash Interest ($MM)	$34.0 - $38.0
Cash Taxes ($MM)	$25.0 - $35.0

1) EBITDAX, reinvestment rate & FCF before dividends, reflects 1Q22 actuals with 2Q22-4Q22 run at $90 WTI and $5.00 HH using midpoint of guidance announced March 7th and excludes 2Q22 weather impact.
2) Excludes effective synergies, reflects guidance announced March 7th, adjusted for updated 3 stream assumption (see note #3). Does not include actuals. Expect to discuss 2022 guidance in August 2022.
3) Assumes Oasis volumes as 3-stream using 18% uplift to volumes (mboepd) to convert from 2 to 3 stream.
4) Gas revenue ($/boe) represents estimated natural gas and natural gas liquids (NGL) revenue per BOE at the assumed price deck of $85 WTI and $3.50 HH for 2H22 and Actuals/Estimates for 1H22.
5) Cash G&A guidance excludes one-time items associated with transactions

16

Preliminary PF Chord 2Q22 Guidance

Chord Energy

HIGHLIGHTS

- Exceeded expected pace for bringing wells online that were down due to inclement weather in 2Q
- Internal process during 2Q to convert two stream to three stream at OAS resulted in updated view of shrink and yield. Estimates for BOE uplift increased from 9% to 18%, and new estimates included in guidance.
- Weather pushed completions at OAS out from 2Q into 3Q, while minimal delays were experienced at WLL
- CapEx for OAS was pushed from 2Q into 3Q
- WLL 2Q CapEx/activity in-line with expectations
- Immediately prior to the merger closing, the Company's bank cash balance exceeded $670MM, which is before the $6.25/share merger consideration to Whiting shareholders and $15/share special dividend to Oasis shareholders were paid.
- Pro forma debt consists of $400MM of senior unsecured notes with nothing drawn on the credit facility.

2Q22 GUIDANCE RANGES[1]

	OAS	WLL	PF Chord
Oil Volumes (Mbbl/d)	40.6 – 41.4	48.0 - 49.0	88.6 – 90.4
Total Volumes (Mboe/d)[2]	74.7 – 75.9	81.7 - 82.9	156.4 - 158.8
Oil Premium / (Discount) to WTI $ per Bbl	$3.10 - $3.80	($0.35) – $0.35	$1.20 - $1.95
Gas Revenue ($/boe)	$37.00 - $38.50	$34.00 - $35.50	$35.50 - $37.00
LOE per Boe	$9.50 - $10.00	$10.15 - $10.65	$9.85 - $10.10
GP&T per Boe	$4.25 - $4.75	$1.00 - $1.50	$2.30 - $3.30
Cash G&A ($MM)[3]	$13.0 - $14.5	$8.0 - $9.5	$21.0 - $24.0
Production taxes	7.1% - 7.35%	7.2% - 7.4%	7.1% - 7.4%
CapEx ($MM)	$50 - $58	$115 - $130	$165 - $188
Cash Interest ($MM)	$6.9 - $7.1	$2.0 - $3.5	$8.9 - $10.6
Cash Taxes ($MM)	$0.0 - $0.0	$0.0 - $2.0	$0 - $2

1) The updated guidance included herein is not intended to represent quarterly results, as such guidance remains subject to the completion of accounting and financial close and reporting processes.
2) Oasis' Total Volumes have been adjusted to include current 3 stream reporting assumptions, and Chord expects to formally report on a 3 stream basis for 3Q22. Oasis's increased its initial 3 stream uplift assumption above 2 stream Mboepd numbers from 9% to 18% based on more precise analysis as it prepares to formally roll out 3 stream reporting in November.
3) Cash G&A guidance excludes one-time items associated with transactions

17

Chord PF 1Q22 Financial and Operational Results* * Oasis’ Total Production has been adjusted to include current 3 stream reporting assumptions. Oasis’s increased its initial 3 stream uplift assumption above 2 stream Mboepd numbers from 9% to 18%. 1Q22 excludes ~$4.1MM for OAS and $6.1MM of legal and other fees related to M&A Adjusted EBITDA conforms to definition of EBITDA in credit facility Excludes capitalized interest for OAS only

1) Pro forma for announced 11.3mm unit issuance associated with First Reserve acquisition Chord Energy Hedge Book & Investment in CEQP Hedge Book CEQP Ownership Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 NYMEX WTI Oil Hedging Swap volume (mbopd) 28.0 28.0 30.0 25.0 16.0 14.0 14.0 Weighted avg. swap price $72.45 $72.45 $72.32 $61.57 $53.69 $50.00 $50.00 Collar volume (mbopd) 49.0 43.2 42.0 36.0 24.1 14.0 12.0 Weighted avg. ceiling price $60.83 $60.05 $60.00 $59.12 $63.66 $65.43 $64.88 Weighted avg. floor price $47.90 $47.85 $48.13 $45.75 $46.23 $45.71 $45.00 NYMEX Henry Hub Gas Hedging Swap volume (MMBtu/d) 84,000 15,000 30,000 20,000 Weighted avg. swap price $3.12 $3.53 $4.19 $4.25 Collar volume (MMBtu/d) 30,000 62,000 47,500 50,000 25,000 22,000 Weighted avg. ceiling price $2.80 $3.23 $3.41 $4.24 $2.75 $2.98 Weighted avg. floor price $2.30 $2.66 $2.71 $3.35 $2.15 $2.50 CEQP Capital Structure MM 2022 Distribution per Unit 2022E PF Distribution Public Units 76.98 Chord Units 21.0 $2.59 $54.4 Total Units 109.31